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                                    FORM 8-K

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D. C. 20549

                                 CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 8, 1997 (September 5, 1997)

                            Morrison Restaurants Inc.
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             (Exact name of registrant as specified in its charter)

        Georgia                        1-4202                  63-1155967
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(State or other jurisdiction          (Commission            (IRS Employer
     of incorporation)                File Number)         Identification No.)


The Hartsfield Colonnade, 4893 Riverdale Road,
Suite 260, Atlanta, Georgia                                            30337
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  (Address of principal executive offices)                          (Zip Code)



Registrant's telephone number, including area code      (770) 991-0351
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                          Morrison Fresh Cooking, Inc.
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         (Former name or former address, if changed since last report.)


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Item 5.      Other Events

     Pursuant to the filing of Articles of Amendment to the Amended and Restated Articles of Incorporation of Morrison Fresh Cooking, Inc. (the "Company") with the Georgia Secretary of State, effective as of September 5, 1997, the Company changed its name to "Morrison Restaurants Inc." In connection with the change in name, the Company also changed the New York Stock Exchange trading symbol of its Common Stock to "MRN" effective as of September 8, 1997.


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Item 7.   Financial Statements and Exhibits

     (c)  Exhibits.

          99.1 Amended and Restated Articles of Incorporation of Morrison Fresh Cooking, Inc. as filed with the Georgia Secretary of State on December 13, 1995 and as amended on September 5, 1997 to change the name to Morrison Restaurants Inc.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  September 8, 1997                        MORRISON RESTAURANTS INC.



                                         By: /s/ Ronnie L. Tatum
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                                         Name:   Ronnie L. Tatum
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                                         Title:  Chief Executive Officer
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